UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

FRIEDMAN INDUSTRIES, INCORPORATED

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FRIEDMAN INDUSTRIES, INCORPORATED

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Friedman Industries, Incorporated:

The Annual Meeting of Shareholders of Friedman Industries, Incorporated (the “Company”) will be held in the offices of Norton Rose Fulbright US LLP, 1550 Lamar, Suite 2000, Houston, Texas 77010, on Tuesday, September 22, 2026, at 9:00 a.m. (Central Time), for the following purposes:

(1)	To elect the six director nominees named in the accompanying proxy statement to serve on the Company’s board of directors.

(2)	To vote on a non-binding advisory resolution regarding the compensation of Named Executive Officers.

(3)	To ratify the selection of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027.

(4)	To vote on an amendment of the Company’s Articles of Incorporation to enable shareholders to amend the Company’s Bylaws.

(5)	To transact such other business as may properly come before the meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on July 27, 2026, as the record date for the determination of shareholders entitled to receive this notice and to vote at the meeting.

All shareholders are cordially invited to attend the meeting.

This notice and the accompanying proxy materials have been sent to you by order of the Board of Directors.

By Order of the Board of Directors,

/s/ Alex LaRue
ALEX LARUE
Secretary

July 28, 2026

Longview, Texas

IMPORTANT

Whether or not you expect to attend the meeting, please sign and date the enclosed white proxy card and mail it in the enclosed envelope to assure representation of your shares. If you attend the meeting, you may vote either in person or by your proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 22, 2026

The accompanying proxy statement, a form of proxy card and a copy of our 2026 Annual Report to Shareholders are available at https://ir.friedmanindustries.com/annual-meeting. This website is not a forum for voting and presents only an overview of the more complete proxy materials. Shareholders are encouraged to access and review the proxy materials before voting.

FRIEDMAN INDUSTRIES, INCORPORATED

PROXY STATEMENT

For Annual Meeting of Shareholders

To Be Held on September 22, 2026

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Friedman Industries, Incorporated (the “Company”), 1121 Judson Road, Suite 124, Longview, Texas 75601 (telephone number 903-758-3431) to be used at the Annual Meeting of Shareholders to be held at 9:00 a.m. (Central Time) on Tuesday, September 22, 2026 (the “Annual Meeting”), in the offices of Norton Rose Fulbright US LLP, 1550 Lamar, Suite 2000, Houston, Texas 77010, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as directed therein, unless revoked in the manner provided hereinafter. As to any matter for which no choice has been specified in a proxy, other than as specifically set forth herein, the shares represented thereby will be voted by the persons named in the proxy (i) for the election as director of all of the nominees listed herein, (ii) for the non-binding, advisory resolution regarding the compensation of Named Executive Officers, (iii) for the ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027, (iv) for the amendment of the Company’s Articles of Incorporation to enable shareholders to amend the Company’s Bylaws and (v) in the discretion of such persons in connection with any other business that may properly come before the meeting. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by the shareholder at any time before it is exercised pursuant to either the shareholder’s execution and return of a subsequent proxy or the shareholder’s voting in person at the Annual Meeting.

At the close of business on July 27, 2026, there were 7,212,791 shares of our common stock, $1.00 par value (“Common Stock”), entitled to vote. Holders of record of Common Stock on such date will be entitled to one vote per share on all matters to come before the shareholders at the Annual Meeting.

The holders of a majority of the total shares of Common Stock issued and outstanding on the record date that are present in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. In addition to any shares represented by shareholders who attend the meeting in person, the shares held by each shareholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the Annual Meeting.

Our Annual Report to Shareholders for the fiscal year ended March 31, 2026, including financial statements, is enclosed with this proxy statement. This proxy statement is being mailed on or about August 5, 2026, to shareholders of record as of July 27, 2026.

PROPOSAL 1:

ELECTION OF DIRECTORS

The number of directors on the Board of Directors is fixed from time to time by the affirmative vote of a majority of the total number of directors then in office. Currently, the Board of Directors is fixed at seven directors. In connection with the Annual Meeting, Tim Stevenson has elected to retire from the Board of Directors and will not stand for reelection. Mr. Stevenson’s decision not to stand for reelection was not the result of any disagreement with the Company, management, the Board of Directors or any committee of the Board of Directors regarding the Company’s operations, policies or practices. Following the Annual Meeting, the Board of Directors will be reduced from seven to six directors. The persons who are elected directors will hold office until the next Annual Meeting of Shareholders and until their successors are elected and shall qualify.

It is intended that the persons appointed as proxies to act on behalf of shareholders in the enclosed proxy will vote for the election of the six nominees named below. The management of the Company does not contemplate that any of such nominees will become unavailable to serve as a director. However, should any nominee be unable to serve as a director or become unavailable for any reason, proxies which do not withhold authority to vote for that nominee may be voted for another nominee to be selected by the Nominating Committee of the Board of Directors.

The enclosed form of proxy provides a means for shareholders to vote for all of the nominees for director listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. If you hold shares of our Common Stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares for the election of any nominee for director unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote for such nominee.

Each director nominee receiving a plurality of votes cast for will be elected as a director. Broker non-votes and withheld votes will have no effect on the plurality vote regarding election of directors.

The following table sets forth the names of the nominees for election to the Board of Directors, the principal occupation or employment of each of the nominees, the period during which each nominee has served as a director of the Company and the age of each nominee:

Nominee	Principal Occupation and Business Experience for more than the Last Five Years	Director Since	Age
Mike Taylor	President and Chief Executive Officer of the Company since September 2019; formerly Interim President and Interim Chief Executive Officer since February 2019; formerly retired; formerly President, Cargill Metals Supply Chain (steel processing and distribution), The Woodlands, Texas	2016	67
Michael Hanson	Retired; formerly Vice President of Sales and Marketing for North Star BlueScope Steel (steel mill), Maumee, Ohio	2025	69
Max Reichenthal	President, Texas Iron and Metal (steel product sales), Houston, Texas	2008	68
Sandy Scott	Retired; Current director on the boards of AllClear Underground Solutions, DWD International LLC and Goodwill of Houston; formerly Chief Executive Officer, Sprint Industrial Holdings (rental equipment and transportation company), Houston, Texas	2022	62
Sharon Taylor	Executive Vice President and Chief Financial Officer, Martin Midstream Partners LP and Martin Resource Management Corporation (terminalling, processing, transportation, storage and packaging services for petroleum products and by-products); formerly Director of Finance and Investor Relations, Martin Midstream Partners LP; formerly Business Analyst – Finance, Martin Midstream Partners LP, Kilgore, Texas	2022	61
Joe L. Williams	Partner, Pozmantier, Williams & Stone Insurance Consultants, LLC (insurance and risk management consultants), Houston, Texas	2000	80

The Board of Directors recommends voting “FOR” the election of each of the nominees named above.

BOARD OF DIRECTORS

Our business and affairs are managed under the direction of the Board of Directors.

Director Qualifications

As set forth in the Charter of the Nominating Committee of the Board of Directors, a majority of the members of the Board of Directors must qualify as independent directors in accordance with the applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules promulgated thereunder and the applicable Nasdaq rules. In addition, the Nominating Committee considers the following qualifications in assessing director candidates: (a) an understanding of business and financial affairs and the complexities of a business organization; (b) a record of competence and accomplishments through leadership in industry, education, the professions or government; (c) a genuine interest in representing all of the shareholders and the interest of the Company overall; (d) a willingness to maintain a committed relationship with the Company as a director; (e) a willingness and ability to spend the necessary time required to function effectively as a director; (f) a reputation for honesty and integrity; and (g) such other additional qualifications as the Nominating Committee may establish from time to time, taking into account the composition and expertise of the entire Board of Directors.

In addition, the following experience, qualifications, attributes and skills were considered in determining the current nominees for director:

Mr. Taylor is currently the President and Chief Executive Officer of the Company and has past experience as President of Cargill Metals Supply Chain, a large steel processing and distribution business. His executive experience and his extensive knowledge of the steel industry qualify him to serve as a member of our Board of Directors.

Mr. Hanson has past experience as an executive at North Star BlueScope Steel, a flat-rolled steel mill located in Delta, Ohio. He has a sound understanding of our business and the broader steel industry. His independence, executive experience and industry knowledge qualify him to serve as a member of our Board of Directors.

Mr. Reichenthal has past and current experience as an executive officer and is currently the President of Texas Iron and Metal in Houston, Texas. He is thoroughly familiar with the steel and pipe business. His independence, his business experience and his experience as an executive officer qualify him to serve as a member of our Board of Directors.

Ms. Scott has past experience as an executive officer and director experience with companies in a variety of industries. Her independence, executive experience and director experience qualify her to serve as a member of our Board of Directors.

Ms. Taylor has past and current experience in management level finance and investor relations positions. Ms. Taylor qualifies as a “financial expert” as defined by the U.S. Securities and Exchange Commission (the “SEC”). Ms. Taylor is not related to Mike Taylor, the Company’s President and Chief Executive Officer. Ms. Taylor’s executive experience in finance and investor relations qualify her to serve as a member of our Board of Directors.

Mr. Williams has a broad range of experience in insurance and risk management. He has served as an executive officer in several large insurance businesses and is currently a partner of Pozmantier, Williams & Stone Insurance Consultants, LLC in Houston, Texas. His independence, insight into business operations and executive experience qualify him to serve as a member of our Board of Directors.

Identifying and Evaluating Nominees for Directors

The Nominating Committee of the Board of Directors utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating Committee assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, shareholders or other persons. Shareholders may recommend nominees by contacting the Nominating Committee at P.O. Box 2192, Longview, Texas 75606. With respect to appropriately qualified nominees recommended by shareholders, our Nominating Committee will consider such nominees in the same manner as it evaluates other potential director nominees. In evaluating director nominations, the Nominating Committee seeks to achieve a diverse range of perspectives based on each Board member’s knowledge, life experiences, capabilities and background. While the Nominating Committee does not have a formal policy with respect to diversity, it does attempt to identify director nominees who can provide a diverse perspective to the Board of Directors.

Board of Directors Independence

The Board of Directors has affirmatively determined that all nominees, with the exception of Mr. Taylor, are independent and have no material relationship with the Company that would interfere with their exercise of independent judgment.

Board Executive Session

In addition to regular Board meetings, the Board of Directors has established a program for the independent directors to meet at regularly scheduled executive sessions without management present as often as necessary, but not less than once in each fiscal year. Mr. Williams serves as the presiding director for each executive session.

Board Leadership Structure and Role in Risk Oversight

Mr. Taylor serves as Chairman of the Board. Mr. Taylor leads the meetings of the Board of Directors and in consultation with Mr. Alex LaRue, Chief Financial Officer — Secretary & Treasurer of the Company, prepares the agenda for Board meetings.

The Board does not have a policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate or combined and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The directors serving on the Board possess considerable professional and industry experience and a unique knowledge of the challenges and opportunities that the Company faces. As such, the Board believes that it is in the best position to evaluate the needs of the Company and to determine how best to organize the Company’s leadership structure to meet those needs. The Board believes that the most effective leadership structure for the Company at the present time is for Mr. Taylor to serve as both Chairman of the Board and Chief Executive Officer.

This structure enables our Chief Executive Officer to act as a bridge between management and the Board, helping both to act together in pursuing the best interests of shareholders.

There is no specific lead independent director. The Board believes that there is already substantial independent oversight of the Company’s management and a strong counterbalancing governance structure in place, as demonstrated by the following:

•

We have a majority of independent directors: Six out of the seven current directors and five out of the six director nominees meet the criteria for independence required by Nasdaq rules; Mr. Taylor is deemed not to be independent.

•	All committees are composed solely of independent directors: Our Audit, Compensation and Nominating Committees are each composed solely of independent directors.

With respect to the oversight of the Company’s risk, the Company’s executive officers supervise the day-to-day risk management responsibilities and in turn report, when necessary, to the Audit Committee with respect to financial and operational risk and to the full Board with respect to risks associated with the Company’s overall strategy.

Attendance at the Annual Meeting of Shareholders

The Board of Directors holds a regular meeting in conjunction with the Annual Meeting of Shareholders. Directors are encouraged to and generally attend the Annual Meeting of Shareholders. The 2025 Annual Meeting of Shareholders was attended by all of the directors in place at that time.

Communications with the Board

Shareholders may contact our directors individually, a committee of the Board of Directors, the independent directors of the Board of Directors as a group or the Board of Directors generally by mailing the communication to Friedman Industries, Incorporated, Shareholder Communications, P.O. Box 2192, Longview, Texas 75606, to the attention of the Corporate Secretary. Communications that are intended specifically for the independent directors should be sent to the same address, to the attention of the Presiding Director of the Executive Sessions.

Proposals submitted by shareholders for inclusion in our annual proxy statement will not be considered shareholder communications under this policy and shall be handled in accordance with the rules and regulations promulgated from time to time by the SEC and the procedures described below in this proxy statement.

Investor Information

To obtain a printed copy of our Code of Conduct and Ethics or the charter for the Audit Committee, the Compensation Committee or the Nominating Committee of the Board of Directors or to obtain directions to our Annual Meeting, send a request to us in care of Investor Relations, P.O. Box 2192, Longview, Texas 75606.

Clawback Policy

We have adopted a Clawback Policy that is designed to comply with Section 10D of the Exchange Act and the requirements pursuant to Nasdaq rules. This policy applies to our current and former executive officers. In the event we are required to prepare an accounting restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws, the Board of Directors will require us to seek reimbursement or forfeiture reasonably promptly of any erroneously awarded incentive compensation received by any covered executive during the three completed fiscal years immediately preceding the date on which we are required to prepare an accounting restatement and during an applicable transition period.

Employee, Officer and Director Hedging

Officers, directors and employees are prohibited by our Insider Trading Policy from engaging at any time in transactions involving put, call or other options or derivatives with respect to the Company’s securities (other than options or other securities issued under the Company’s own equity plans).

Insider Trading Policy

The Company’s insider trading policy has been reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and Nasdaq listing standards. The Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2026.

Director Compensation

For the fiscal year ended March 31, 2026, directors were paid $9,000 per quarter. In addition, the Chairman and members of the Audit Committee received $3,000 and $2,250, respectively, per quarter. Mr. Taylor did not receive any compensation for serving as a director.

Except for Mr. Taylor, who is a Named Executive Officer (as defined in “Executive Compensation” below), the following table summarizes compensation paid to each director during the fiscal year ended March 31, 2026.

Director Compensation Table for Fiscal Year 2026

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($) (1)	Total ($)
Michael Hanson	36,000	10,000	46,000
Max Reichenthal	45,000	10,000	55,000
Sandy Scott	36,000	10,000	46,000
Tim Stevenson (2)	45,000	10,000	55,000
Sharon Taylor	48,000	10,000	59,000
Joe L. Williams	36,000	10,000	46,000

(1)	All other compensation consists of restricted stock awards issued to directors during the fiscal year ended March 31, 2026.

(2)

Mr. Stevenson is a member of the Board of Directors as of the distribution of this proxy statement, but he informed the Board of Directors he will not stand for reelection at the Annual Meeting. He is therefore not listed as a director nominee in this proxy statement.

Related Party Transactions

There were no transactions in fiscal year 2026 with related persons which required disclosure pursuant to Item 404(a) of Regulation S-K (17 CFR Part 229).

Policies and Procedures with Respect to Approval of Related Party Transactions

The Audit Committee of the Board of Directors has adopted a written policy with respect to related party transactions to document procedures pursuant to which such transactions are reviewed, approved or ratified. The policy applies to any transaction between us and any related party other than transactions (i) available to all employees generally or (ii) involving less than $5,000 when aggregated with all similar transactions. The Audit Committee is responsible for reviewing, approving and ratifying any related party transaction. In general, the policy prohibits all related party transactions although the Audit Committee may approve related party transactions (A) in exceptional circumstances where the situation is urgent and no reasonable alternatives exist, (B) when the benefit is unique and significant or (C) the economic value to us is highly compelling over an extended period.

Committees of the Board of Directors and Meeting Attendance

During fiscal year 2026, the Board of Directors met five times.

The Board of Directors has an Audit Committee which currently consists of Ms. Taylor (Chair) and Messrs. Reichenthal and Stevenson. The Audit Committee discusses with the independent accountants and management our financial statements and the scope of the audit examinations, reviews with the independent accountants the audit budget, receives and reviews the audit report submitted by the independent accountants, reviews with the independent accountants internal accounting and control procedures and engages our independent auditor. The Audit Committee’s responsibilities to the Board of Directors are further detailed in the Second Amended and Restated Charter of the Audit Committee, as amended, which is attached as Appendix A to this proxy statement. The Audit Committee met four times in fiscal year 2026.

The Board of Directors has a Compensation Committee currently composed of Mses. Scott and Taylor and Messrs. Hanson, Reichenthal and Stevenson (Chair). The Compensation Committee considers and recommends for approval by the Board of Directors adjustments to the compensation of our executive officers and the implementation of any compensation program. In addition, the Compensation Committee administers any equity incentive plan of the Company pursuant to the terms of such plan. The Compensation Committee’s responsibilities are further detailed in the Charter of the Compensation Committee, which is attached as Appendix B to this proxy statement. The Compensation Committee met three times in fiscal year 2026.

The Board of Directors has a Nominating Committee currently composed of Mses. Scott (Chair) and Taylor and Messrs. Reichenthal, Stevenson and Williams, each of whom is independent in accordance with the applicable Nasdaq rules. Nominees to the Board of Directors are proposed by the Nominating Committee. The Nominating Committee’s responsibilities are further detailed in the Charter of the Nominating Committee, which is attached as Appendix C to this proxy statement. The Nominating Committee will consider appropriately qualified nominees timely recommended by shareholders in the same manner as it evaluates other potential director nominees. The Nominating Committee met one time in fiscal year 2026.

During the fiscal year ended March 31, 2026, no director attended fewer than 75% of the combined meetings of the Board of Directors and of any committee of which such director was a member.

Audit Committee Qualifications

The Board of Directors has affirmatively determined that all members of the Audit Committee are independent in accordance with the applicable Nasdaq rules and Rule 10A-3(b)(1) of the Exchange Act. The Board also has determined that each of the members of the Audit Committee is able to read and understand fundamental financial statements. In addition, the Board has determined that Ms. Taylor meets the financial sophistication requirements set forth in the applicable Nasdaq rules and qualifies as an “audit committee financial expert,” as that term is defined in the rules promulgated by the SEC pursuant to the Sarbanes-Oxley Act of 2002, as amended.

Audit Committee Report

The Audit Committee of the Board of Directors has reviewed and discussed with our management and Baker Tilly US, LLP (“Bakery Tilly”), our independent auditor, the audits of the Company’s financial statements and internal controls over financial reporting contained in our Annual Report on Form 10-K for the fiscal year ended March 31, 2026. The Audit Committee has also discussed with our independent auditor the matters required to be discussed pursuant to AS 1301: Communications with Audit Committees.

The Audit Committee received and has discussed the written disclosures and letters from Baker Tilly required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Baker Tilly its independence in connection with its audits of our most recent financial statements as of fiscal year-end. The Audit Committee has also considered whether the provision of non-audit services to the Company by Baker Tilly is compatible with maintaining that firm’s independence.

Based on the review and discussions referred to above, the Audit Committee approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2026.

The information in the foregoing three paragraphs shall not be deemed to be soliciting material, or to be filed with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to liabilities under Section 18 of the Exchange Act nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate these paragraphs by reference.

Sharon Taylor Max Reichenthal
Tim Stevenson

Procedures and Processes for Determining Executive and Director Compensation

The Compensation Committee of the Board of Directors is responsible for reviewing and recommending to the full Board of Directors the compensation of our Chief Executive Officer and our other Named Executive Officers. The Compensation Committee may retain compensation consultants or other advisers it deems appropriate. The Compensation Committee may delegate any of its duties and responsibilities to a subcommittee consisting of not less than two members of the Compensation Committee. Based on the Compensation Committee’s analysis of relevant data, the Compensation Committee determines its recommendation regarding the compensation of our Chief Executive Officer during an executive session of the Compensation Committee at which the Chief Executive Officer is not present. Our Chief Executive Officer makes recommendations regarding the compensation of our other executive officers to the Compensation Committee. The Compensation Committee considers the recommendations, discusses the recommendations with our Chief Executive Officer, may discuss the matter in executive session and then makes recommendations to the full Board of Directors. The final determination as to the compensation of the Chief Executive Officer and all other executive officers of the Company is made by the full Board of Directors based on the recommendations of the Compensation Committee.

The Board of Directors, or an authorized committee thereof, may from time-to-time review and determine the form and amount of director compensation, including cash, equity-based awards and other director compensation to maintain a transparent and readily understandable compensation program which ensures that the directors continue to receive fair and appropriate compensation for the time commitment required to discharge their duties as directors for a company of our size.

PROPOSAL 2:

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

At the meeting, the shareholders will vote on a non-binding, advisory resolution regarding the compensation of the Company’s Named Executive Officers.

We believe that our compensation policies and procedures are competitive, focused on pay-for-performance and strongly aligned with the long-term interests of our shareholders. This advisory shareholder vote, commonly known as “Say-on-Pay”, gives you as a shareholder the opportunity to endorse or not endorse the compensation we pay our Named Executive Officers through voting for or against the following resolution:

“Resolved, that the shareholders approve the compensation of the Company’s Named Executive Officers as disclosed in the Company’s 2026 proxy statement pursuant to the disclosure rules of the U.S. Securities and Exchange Commission (which disclosure includes the Summary Compensation Table and related discussion).”

Because your vote is advisory, it will not be binding upon the Company or the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. Additionally, your advisory vote will not be construed (i) as overruling a decision by the Company or the Board of Directors, (ii) to create or imply any change to the fiduciary duties of the Company or the Board of Directors, (iii) to create or imply any additional fiduciary duties for the Company or the Board of Directors or (iv) to restrict or limit the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.

Vote Required for Approval

In order to be approved, Proposal No. 2 must receive the affirmative vote of a majority of the votes represented at the meeting, by person or proxy and entitled to vote at the meeting. Abstentions with respect to the approval of this proposal will have the effect of a vote against this proposal. Broker non-votes will not be treated as shares that are represented at the meeting for the purposes of this proposal and will have no effect on the outcome of the vote on this proposal.

The Board of Directors recommends voting “FOR” this proposal.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information regarding compensation paid for services rendered during the fiscal years ended March 31, 2026 and March 31, 2025, to each of our executive officers (collectively, the “Named Executive Officers”):

Summary Compensation Table for Fiscal Year 2026

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Michael J. Taylor	2026	750,000	1,221,635	718,234	19,738	2,709,607
President & Chief Executive Officer	2025	662,499	21,635	—	16,600	700,734
Alex LaRue	2026	265,440	457,664	134,287	13,043	870,434
Chief Financial Officer — Secretary & Treasurer	2025	261,250	92,644	—	11,810	365,704
Gaurav Chhibbar (5)	2026	263,938	1,175,529	1,062,000	17,033	2,518,500
Chief Operating Officer	2025	—	—	—	—	—

(1)	Represents base salary.
(2)

Includes bonuses based on Company performance and Christmas bonuses, each of which is paid at the discretion of the Board of Directors. The fiscal year 2026 bonus total for Mr. Chhibbar also includes a bonus associated with his initial hiring by the Company.

(3)	Reflects the aggregate grant date fair value for stock awards computed in accordance with FASB ASC Topic 718.
(4)

Reflects contributions by the Company to the Friedman Industries, Inc. Employees’ Retirement and 401(k) Plan for the benefit of the Named Executive Officers and cash dividends received related to restricted shares awarded under the Company’s equity based incentive plan.

(5)	Mr. Chhibbar became an executive officer of the Company upon his employment in July 2025.

Outstanding Equity Awards at Fiscal Year-End 2026

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (3)	Market Value of Shares or Units of Stock That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (5)	Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($) (4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Michael J. Taylor	—	—	—	—	—	24,956 (1)	$442,221	24,956 (6)	$442,221
Alex LaRue	—	—	—	—	—	4,666 (1)	$82,682	4,666 (6)	$82,682
Gaurav Chhibbar	—	—	—	—	—	50,000 (2)	$886,000	—	—

(1)	The shares will vest in equal amounts each year for three years commencing on April 1, 2025.
(2)	The shares will vest in two equal installments on November 1, 2026 and November 1, 2027.
(3)	Represents restricted shares that remain subject to time-based vesting criteria.
(4)	Based on the closing price of our common stock on March 31, 2026 of $17.72.
(5)	Represents restricted shares that remain subject to performance-based vesting criteria.
(6)

The shares will vest depending on performance criteria related to earnings before tax and amounts of accounts receivable, inventory and property, plant and equipment over a three-year period commencing April 1, 2025.

Equity Compensation Plan Information

The table below sets forth the following information as of March 31, 2026 for all equity compensation plans, including those previously approved by our shareholders.

	Equity Compensation Plan Table
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation Plans Approved By Security Holders	-	-	521,696
Equity Compensation Plans Not Approved By Security Holders	-	-	-
Total	-	-	521,696

Potential Payments upon Termination or Change in Control

We maintain the Friedman Industries, Inc. Employees’ Retirement and 401(k) Plan (the “401(k) Plan”), a defined contribution 401(k) plan. The 401(k) Plan covers substantially all employees, including officers, and employees’ rights to all Plan benefits become fully vested upon completion of six years of service. The Company maintains a life insurance policy on Mr. LaRue but does not currently have a policy in place on Messrs. Taylor and Chhibbar. From time to time and in its discretion, the Board has approved the transfer of an applicable life insurance policy to an officer upon the officer’s retirement. At March 31, 2026, the cash surrender value of the life insurance policy held by the Company on Mr. LaRue was approximately $13,000.

The Company has a Key Employee Change in Control Severance Plan (the “Plan”). The Plan is intended to enable the Company to attract and retain designated officers and other key management employees (“Participants”) and maintain a stable work environment by providing certain unfunded compensation and other benefits (“Severance Benefits”) to Participants in the event of a qualifying termination of employment in connection with a qualifying Change in Control transaction. The Board has the authority to amend or terminate the Plan at any time prior to a Change in Control transaction, subject to certain other restrictions set forth in the Plan.

The Plan administrator has all powers reasonably necessary to carry out its responsibilities under the Plan. The Plan administrator designates which officers and other key management employees of the Company participate in the Plan and become Participants. Eligible employees consist only of a select group of management or highly compensated employees who do not have an individual severance agreement or change in control agreement with the Company in effect. Subject to the restrictions set forth in the Plan, the Plan administrator may also discontinue a Participant’s participation at any time.

Pursuant to the terms of the Plan, a Participant will receive Severance Benefits under the Plan only if he or she experiences an Involuntary Termination. An Involuntary Termination is a termination of the Participant’s employment with the Company that occurs during a “Change in Control Period” and that constitutes either a “good reason” termination of employment by the Participant or a termination without “cause” by the Company, as provided in the Plan. A “Change in Control Period” begins three months prior to, and ends 18 months following, a Change in Control.

A Change in Control is generally deemed to have occurred upon the occurrence of any of the following events:

●	The consummation of a merger of the Company with another entity not controlled by the holders of the Company voting securities;
●	Any person becomes a beneficial owner of securities of the Company representing at least 30% of the voting power of the Company’s outstanding “voting securities,” subject to certain restrictions;
●	Incumbent directors cease for any reason to constitute a majority of the members of the Board;
●	A sale, transfer, lease or other disposition of all or substantially all of the Company’s assets is consummated, subject to certain restrictions and limitations; or
●	The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

The Company will provide the following Severance Benefits under the Plan:

●	A lump sum cash payment equal to the sum of:
o	(i) the product of the Participant’s “severance multiplier” times the sum of the Participant’s base salary and the average of the Participant’s annual bonuses paid during the three prior years; and
o

(ii) a pro-rata bonus amount equal to the average of the Participant’s annual bonuses paid during the three prior years and pro-rated based on the number of days the Participant was employed during the year of termination;

●

A cash payment equal to the product of the Participant’s severance multiplier times 12 times the monthly contribution the Company makes to the cost for the Participant and, if applicable, the Participant’s spouse and dependents, to participate in the Company’s medical, dental and vision coverage, calculated based on the contribution cost for such coverage for the month immediately preceding the date of Involuntary Termination; and

●

Up to $10,000 of outplacement services provided by one of the Company’s preferred outplacement providers suitable to the Participant’s position, and designated by the Participant, for a period of one year or, if earlier, until the first acceptance by the Participant of an offer of employment.

Any Severance Benefits payable to a Participant will be reduced by any severance benefits that a Participant would otherwise be entitled under any general severance policy, plan, or agreement maintained by the Company, unless expressly provided otherwise, as well as any severance benefits that a Participant would be entitled by operation of a statute or government regulations.

The following table sets forth the key employees currently designated by the Plan administrator as Participants in the Plan and their respective severance multiplier:

Participants in the Plan
Key Employee’s Name	Key Employee’s Position	Severance Multiplier
Mike Taylor	Chief Executive Officer	3
Alex LaRue	Chief Financial Officer	2
Gaurav Chhibbar	Chief Operating Officer	3

As a condition to receiving Severance Benefits under the Plan, a Participant who incurs an Involuntary Termination must properly and timely execute and deliver to the Plan administrator, and not revoke, a separation agreement and release of all claims in favor of the Company in the form provided by the Plan administrator. A Participant forfeits all rights and benefits under the Plan if the Participant fails to timely provide a release or thereafter revokes the release during the applicable revocation period required by law.

Pay Versus Performance

In accordance with the SEC’s disclosure requirements, we are providing the following information about the relationship between executive compensation, our total shareholder return and net income for the most recent three years.

Pay Versus Performance Table

The following table sets forth information concerning the compensation of our named executive officers for each of the fiscal years ended March 31, 2026, 2025 and 2024, and our financial performance for each such fiscal year. The amounts shown for “Compensation Actually Paid” reflects the Summary Compensation Table total with certain adjustments as described below, but does not reflect compensation actually earned, realized, or received by our NEOs.

Year (1)	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($) (2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($) (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Earnings ($)
2026	2,709,607	2,874,307	1,936,534	1,855,808	156.88	19,533,000
2025	700,734	662,234	365,704	361,854	131.31	6,085,000
2024	1,614,524	1,693,724	693,581	701,501	165.26	17,345,000

(1) For each fiscal year shown, our principal executive officers, or PEOs and our remaining NEOs or Non-PEO NEOs, represent the following individuals:

Year	PEOs	Non-PEO NEOs
2026	Michael J. Taylor	Alex LaRue, Gaurav Chhibbar
2025	Michael J. Taylor	Alex LaRue
2024	Michael J. Taylor	Alex LaRue

(2) Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our Non-PEO NEOs for the relevant fiscal year as determined under Item 402(v)(2)(iii) of Regulation S-K to calculate “compensation actually paid”, which include the following adjustments:

Compensation actually paid to PEO and average compensation actually paid to Non-PEO NEOs

As Reported in Summary Compensation Table(a)			Equity Award Adjustments
Year	Total Compensation ($)	Deduct Stock and Option Awards ($)	Add Fair Value as of Year End of Awards Granted During Year that Remain Outstanding and Unvested as of Year End(b) ($)	Add Year over Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested as of Year End(c) ($)	Add Fair Value as of Vesting Date of Awards Granted During Year that Vested During Year(d) ($)	Add Year over Year Change in Fair Value of Awards Granted in Prior Year that Vest During Year(e) ($)	Compensation “Actually Paid” (f) ($)
PEO
2026	2,709,607	(718,234)	887,934	-	-	(5,000)	2,874,307
2025	700,734	-	-	(38,500)	-	-	662,234
2024	1,614,524	-	-	74,000	-	5,200	1,693,724
Non-PEO NEOs
2026	1,936,534	(683,593)	603,152	-	-	(286)	1,855,808
2025	365,704	-	-	(3,850)	-	-	361,854
2024	693,581	-	-	7,400	-	520	701,501

(a)

Reflects, for our PEO, the applicable amounts reported in the Summary Compensation Table and for the Non-PEO NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.

(b)

Reflects either (i) the fair value, with respect to our PEO, or (ii) the average of the fair value, with respect to the Non-PEO NEOs, in each case as of March 31 of the covered fiscal year of awards granted in the covered fiscal year that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(c)

Reflects either (i) the change in fair value, with respect to our PEO, or (ii) the average of the change in fair value, with respect to the Non-PEO NEOs, in each case from March 31 of the prior fiscal year to March 31 of the covered fiscal year of awards granted in a prior fiscal year that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(d)

Reflects either (i) the fair value, with respect to our PEO, or (ii) the average of the fair value, with respect to the Non-PEO NEOs, in each case, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.

(e)

Reflects either (i) the change in fair value, with respect to our PEO, or (ii) the average of the change in fair value, with respect to the Non-PEO NEOs, in each case from March 31 of the prior fiscal year to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(f)	Reflects, for our PEO, the total compensation actually paid and for the Non-PEO NEOs, the average total compensation actually paid in each of the fiscal years indicated.

Relationship Between Pay and Financial Performance Measures

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our Non-PEO NEOs, with our cumulative total shareholder return, or TSR, for the fiscal years ended March 31, 2026, 2025 and 2024. TSR amounts reported in the graph assume an initial fixed investment of $100.

The graph below compares the compensation actually paid to our PEOs and the average of the compensation actually paid to our Non-PEO NEOs, with our net income, for the fiscal years ended March 31, 2026, 2025 and 2024.

DELINQUENT SECTION 16(a) REPORTS

Under the Exchange Act, our directors, executive officers and 10% shareholders must report to the SEC certain transactions involving Common Stock. Based solely on a review of the copies of the reports required pursuant to Section 16(a) of the Exchange Act that have been furnished to us and written representations that no other reports were required, we believe that these filing requirements have been satisfied for the fiscal year ended March 31, 2026.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of Common Stock by directors, nominees for director, Named Executive Officers, executive officers and directors as a group and persons who owned of record more than 5% of the outstanding Common Stock as of July 27, 2026:

Name	Amount and Nature of Beneficial Ownership(a)	Percentage of Shares Outstanding
Dimensional Fund Advisors LP	538,127(b)	7.5%
6300 Bee Cave Road, Building One
Austin, Texas 78746
De Lisle Partners LLP.	419,816(c)	5.8%
3 Firs Lane
Poole
BH14 8JG
United Kingdom
Mike Taylor	253,166	3.5%
Michael Hanson	457	*
Max Reichenthal	33,889	*
Sandy Scott	10,569	*
Tim Stevenson	29,132	*
Sharon Taylor	7,869	*
Joe L. Williams	32,702	*
Alex LaRue	41,646	*
Gaurav Chhibbar	66,400	*
Executive officers and directors as a group (9 persons)	475,830	6.6%

*	Less than 1%.
(a)

Based upon information obtained from the officers, directors, director nominees and beneficial owners. Includes all shares beneficially owned according to the definition of “beneficial ownership” in the rules promulgated under the Exchange Act. Except as otherwise indicated, the indicated person has sole voting and investment power with respect to the shares.

(b)

Based upon information contained in a Form 13F filed with the SEC on May 7, 2026 by Dimensional Fund Advisors LP (“Dimensional”). Dimensional is deemed to have beneficial ownership of 538,127 shares of the Common Stock as of March 31, 2026.

(c)

Based upon information contained in a Form 13F filed with the SEC on May 13, 2026 by De Lisle Partners LLP (“De Lisle”). De Lisle is deemed to have beneficial ownership of 419,816 shares of the Common Stock as of March 31, 2026.

PROPOSAL 3:

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has approved the appointment of Baker Tilly US, LLP (“Baker Tilly”) as independent auditor for the fiscal year ending March 31, 2027. The Audit Committee and the Board of Directors seek to have the shareholders ratify the Audit Committee's appointment of Baker Tilly. In recommending ratification by the shareholders of such engagement, the Board is acting upon the recommendation of the Audit Committee, which has satisfied itself as to Baker Tilly’s independence, professional competence and standing. As a matter of good corporate governance, we are asking shareholders to ratify this appointment. Our Audit Committee continually monitors the services and fees of the independent registered public accounting firm and even if the appointment is ratified by our shareholders, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company and our shareholders. One or more representatives of Baker Tilly are expected to attend the Annual Meeting and will have the opportunity to make a statement at the Annual Meeting if they wish to do so and be available to respond to appropriate questions from shareholders.

Change in Independent Auditor During 2025

On June 19, 2025, the Company was notified that the Company’s prior independent auditor, Moss Adams LLP ("Moss Adams"), merged with Baker Tilly effective on June 3, 2025 with the combined firms continuing to operate under the Baker Tilly name. In connection with the notification of the merger, Moss Adams resigned as the auditors of the Company and the Audit Committee of the Company’s Board of Directors approved the appointment of Baker Tilly, as the successor to Moss Adams, as the Company’s independent registered public accounting firm. The audit reports of Moss Adams on the Company’s consolidated financial statements for the years ended March 31, 2025 and 2024, and for each of the years then ended, and internal control over financial reporting as of March 31, 2025, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended March 31, 2025 and 2024, and the subsequent interim period through June 19, 2025, there were no (a) disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moss Adams’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, or (b) reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

During the years ended March 31, 2025 and 2024, and the subsequent interim period through June 19, 2025, neither the Company, nor anyone on its behalf, consulted with Baker Tilly regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Moss Adams and requested that Moss Adams furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, which were contained in Item 4.01 of the Current Report on Form 8-K filed on June 24, 2025. A copy of Moss Adams’ letter, dated June 24, 2025, is filed as Exhibit 16.1 thereto.

Audit Fees

In fiscal years 2026 and 2025, we retained Baker Tilly (formerly operating as Moss Adams) to provide services and incurred fees therefore as indicated in the following table:

	2026 Actual Fees	2025 Actual Fees
Audit Fees (1)	$864,200	$724,500
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$864,200	$724,500

(1)	Includes fees and expenses incurred related to the fiscal year audit and interim reviews, notwithstanding when the fees and expenses were billed or when the services were rendered.

The Audit Committee has implemented pre-approval policies and procedures for all audit and non-audit services to be provided by our independent public accountants to us. With regard to all permissible non-audit services, the Audit Committee has designated the Chair of the Audit Committee to approve in advance the provision by the independent public accountants of such services.

There were no services approved by the Audit Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (17 CFR Part 210) during fiscal year 2026.

Vote Required for Approval

In order to be approved, Proposal No. 3 must receive the affirmative vote of a majority of the votes represented at the meeting, by person or proxy and entitled to vote at the meeting. Abstentions with respect to the approval of this proposal will have the effect of a vote against this proposal. Broker non-votes will not be treated as shares that are represented at the meeting for the purposes of this proposal and will have no effect on the outcome of the vote on this proposal. If the selection of Baker Tilly is not ratified, the Audit Committee will consider whether we should select another independent registered public accounting firm.

The Board of Directors recommends voting “FOR” this proposal.

PROPOSAL 4:

AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO ALLOW SHAREHOLDERS TO AMEND THE COMPANY’S BYLAWS

The Board of Directors has approved and voted to recommend that the shareholders of the Company approve the amendment of our Articles of Incorporation, as amended (the “Amendment”) to enable the shareholders to amend the Company’s bylaws by adding the following new article:

“ARTICLE TWELVE

In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly empowered to adopt, amend, or repeal bylaws of the corporation. Any adoption, amendment, or repeal of the bylaws of the corporation by the board of directors shall require the approval of a majority of the entire board of directors. The shareholders shall also have the power to adopt, amend, or repeal the bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of shares of the corporation required by law or by the Articles of Incorporation, the affirmative vote of the holders of at least seventy-five 75% of the voting power of all of the then outstanding shares of the corporation entitled to vote, voting together as a single class shall be required to adopt, amend, or repeal any provision of the bylaws of the corporation.”

The Amendment will be implemented if shareholders approve Proposal 4. If Proposal 4 is approved, the Company will file a Certificate of Amendment with the Texas Secretary of State setting forth the Amendments that will become effective upon filing with the Texas Secretary of State.

Vote Required for Approval

In order to be approved, Proposal No. 4 must receive the affirmative vote of at least two-thirds of the outstanding shares of the Company entitled to vote at the meeting. Abstentions and Broker non-votes will count as votes against this proposal.

The Board of Directors recommends voting “FOR” this proposal.

PROPOSALS OF SHAREHOLDERS

Proposals of shareholders intended to be included in our proxy statement and form of proxy for the 2027 Annual Meeting of Shareholders must be received at our principal executive offices at 1121 Judson Road, Suite 124, Longview, Texas 75601 on or before April 7, 2027. Proposals from shareholders for the 2027 Annual Meeting of Shareholders received at our principal executive offices before May 25, 2027 or after June 24, 2027, will be considered untimely. In addition, if applicable, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 24, 2027.

GENERAL

Management knows of no other matter to be presented at the meeting. If any other matter should be presented upon which a vote may properly be taken, it is intended that shares represented by the proxies in the accompanying form will be voted with respect thereto in accordance with the best judgment of the person or persons voting such shares.

The cost of solicitation of proxies in the accompanying form will be paid by us. In addition to solicitation by use of the mails, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or personal interviews.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the document to you if you call or write us at the following address or phone number: P.O. Box 2192, Longview, Texas 75606, phone: 903-758-3431, Attention: Investor Relations. If you want to receive separate copies of our proxy statements in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Appendix A

FRIEDMAN INDUSTRIES, INCORPORATED

SECOND AMENDED AND RESTATED

AUDIT COMMITTEE CHARTER

Friedman Industries, Incorporated (the “Company”) has established an Audit Committee (the “Committee”). This Second Amended and Restated Audit Committee Charter (the “Charter”) sets forth certain matters with respect to the Committee.

I.     Structure and Qualifications

The Committee shall consist of not less than three directors elected by the Board of Directors of the Company (the “Board”) and each member shall meet the definition of independent and all other requirements adopted from time to time by the U.S. Securities and Exchange Commission (the “SEC”) or Nasdaq.

II.    Compensation

Fees for serving as a member of the Board or on any committee of the Board are the only compensation a Committee member may receive from the Company.

III.    Meetings

The Committee shall meet at least once per fiscal quarter. The Committee shall meet periodically with management and representatives of the independent auditor in separate executive sessions in furtherance of its purposes.

IV.    Responsibilities

The Board has delegated the following authority to the Committee:

1.

The Committee shall have the sole authority to select, engage, evaluate, retain, and, when appropriate, terminate the independent auditor of the Company as well as approve all audit engagement fees and terms and all non-audit engagements with independent public accountants. The Committee shall consult with management regarding such engagements but shall not delegate these responsibilities thereto; provided, however, that, in addition to those permissible non-audit services pre-approved by the Committee, pre-approvals of further permissible non-audit services may be delegated to a single member of the Committee, provided such approvals are reviewed with the Committee at its next meeting. The Committee shall be directly responsible for the oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or related work and the independent auditor shall report directly to the Committee.

2.	The Committee shall review with the independent auditor the planned scope of its examination and the results thereof.

3.

The Committee shall review with the independent auditor any audit problems or difficulties and management’s response thereto, and, upon the request of the Committee, the independent auditor shall provide to the Committee copies of all written communications to Company management in any way related to such problems or difficulties.

4.

The Committee shall review any financial reporting issues and practices, including changes in or adoption of accounting principles and disclosure practices having a material impact on the obligations or financial statements of the Company.

5.	The Committee shall review filings made with the SEC when such review is required by the SEC.

6.

The Committee shall review disclosures made by the Company’s principal executive officer or officers and principal financial officer or officers regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002, as amended, and the rules promulgated thereunder, including: (a) the Company’s disclosure controls and procedures and evaluations thereof; and (b) internal controls for financial reporting and evaluations thereof.

7.	The Committee shall review and discuss the annual and quarterly financial statements with management and the independent auditor prior to release to the public.

8.	The Committee shall recommend whether the audited financial statements should be included in the Company’s annual reports.

9.

The Committee shall obtain and review, at least annually, a formal written statement from the Company’s independent auditor delineating: (a) the independent auditor’s internal quality-control procedures; (b) any issues raised by the most recent quality-control review, or peer review, of the firm and the procedures or solutions used to address them; and (c) all relationships between the independent auditor and the Company.

10.

The Committee shall inquire of management and the independent auditor to assure that the independent auditor has not engaged in any prohibited activities within the provisions of section 10A(g) of the Securities Exchange Act of 1934, as amended.

11.	The Committee shall review and consider the independence of the independent auditor.

12.	The Committee shall set hiring policies for employees or former employees of the independent auditor.

13.

The Committee shall ensure that the lead audit partner of the independent auditor and that firm’s audit partner responsible for reviewing the audit are rotated at least every five years as required by the Sarbanes-Oxley Act of 2002, as amended.

14.

The Committee shall establish procedures for: (a) the receipt, retention and treatment of complaints received from any third party by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

15.

The Committee may obtain advice and assistance from outside legal, accounting or other advisors, as appropriate. Pursuant to approval of this Charter, no further requirement of Board approval for such engagements is required.

16.	The Committee shall review and oversee any related party transactions between the Company and any of its directors or executive officers.

17.	The Committee may hold such other conferences and conduct such other reviews with the independent auditor or with management as may be desired either by the Committee or the independent auditor.

18.	The Committee shall report regularly to the Board and submit to the Board any recommendations the Committee may have from time to time.

19.

The Committee shall review and reassess this Charter annually and conduct an annual review of the work of the Committee, including review of: (a) major issues regarding accounting principles and financial statement presentations; (b) analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the financial statements of the Company; and (d) earnings press releases.

20.

The Committee, from time to time, may adopt rules and make provisions as deemed appropriate for (a) the conduct of its meetings; (b) considering, acting upon and recording matters within its authority; and (c) making such reports to the Board as it may deem appropriate, giving due consideration to the Committee’s need to treat certain matters confidentially, provided only that such rules and provisions do not conflict with the articles of incorporation or the bylaws of the Company.

Appendix B

FRIEDMAN INDUSTRIES, INCORPORATED

CHARTER OF THE COMPENSATION COMMITTEE

Friedman Industries, Incorporated (the “Company”) has established a Compensation Committee (the “Committee”). This Charter sets forth certain matters with respect to the Committee.

I.	Structure and Qualifications

1.

The Committee shall consist of at least two directors and each member shall meet the definition of independence and all other requirements adopted from time to time by the U.S. Securities and Exchange Commission (the “SEC”) or the NASDAQ Stock Market (“NASDAQ”).

2.	The members of the Committee shall be appointed by the Board of Directors of the Company (the “Board”) and may be removed by the Board at any time.

3.	Each member of the Committee must qualify as a “non-employee director” for the purposes of Rule 16b-3 under the Securities and Exchange Act of 1934, as amended.

II.	Meetings

The Committee shall meet at least one time each year and otherwise as frequently and at such times as necessary to carry out its responsibilities. The Committee may invite members of management or others to attend meetings, provided, however, that in no circumstance shall the Chief Executive Officer (the “CEO”) and any other such executive officers be present at meetings at which their compensation or performance is discussed or determined.

III.	Responsibilities

The Board has delegated the following authority to the Committee:

1.

The Committee shall review and approve corporate goals and objectives relevant to the compensation of the CEO and other executive officers of the Company, evaluate the performance of the CEO and other executive officers in light of those goals and objectives and recommend to the Board approval of their annual compensation levels including salaries, bonuses, stock options, other stock incentive awards and long-term cash incentive awards based on this evaluation.

2.

The Committee shall review, approve and report to the Board regarding the Company’s overall compensation policy, including compensation philosophy and strategy, short-term and long-term incentive plans and programs, stock ownership plans, and employee benefit plans.

3.	The Committee shall review and approve levels of pension benefits, if any, and insurance programs for officers and key employees.

4.	The Committee shall serve as the committee to administer the Company’s incentive compensation plans and equity-based plans, unless the Board specifically provides otherwise.

5.

The Committee shall review the competitiveness of the Company’s executive compensation programs to foster (a) the attraction and retention of executive officers, (b) the motivation of executive officers to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s shareholders.

6.	The Committee shall review and approve compensation packages for new executive officers and termination packages for executive officers.

7.	The Committee shall review and make recommendations to the Board regarding the Company’s long- term incentive compensation plans and equity-based plans.

8.

The Committee shall review the compensation paid to non-employee directors and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as a director.

9.

The Committee shall produce an annual report of the Committee on executive compensation in compliance with and to the extent required by applicable rules and regulations promulgated by the SEC or NASDAQ to be included in the Company’s annual proxy statement or annual report on Form 10- K.

10.

The Committee shall review the compensation discussion and analysis and other compensation disclosure management prepares in compliance with and to the extent required by applicable rules and regulations promulgated by the SEC or NASDAQ to be included in the Company’s annual proxy statement or annual report on Form 10-K.

11.	The Committee shall review at least one time annually the Committee’s own performance.

12.	The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

13.

The Committee shall in its sole discretion, retain, terminate and obtain the advice of outside counsel, compensation consultants, or other experts, advisors or consultants, as it deems appropriate but only after taking into consideration factors relevant to the adviser’s independence from management specified in NASDAQ Listing Rule 5605(d)(3) relating to independence of such person.

14.	The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any person so retained.

15.

The Committee shall approve any and all fees and other retention terms related any person so retained, such fees to be paid by the Company, which the Committee shall have the sole authority to authorize.

16.	The Committee shall report to the Board at least one time annually and at the Board meeting that immediately follows each meeting of the Committee.

17.

The Committee shall oversee the Company’s compliance with SEC rules and regulations regarding shareholder approval of certain executive compensation matters, including advisory votes on executive compensation and the frequency of such votes, and the requirement under NASDAQ rules that, with limited exceptions, shareholders approve equity compensation plans.

IV.	Delegations

The Committee may delegate any of the foregoing duties and responsibilities to a subcommittee of the Committee consisting of not less than two members of the Committee. In addition, the Committee may delegate to one or more individuals the administration of equity incentive or employee benefit plans, unless otherwise prohibited by law or applicable stock exchange rules. Any such delegation may be revoked by the Committee at any time.

Appendix C

FRIEDMAN INDUSTRIES, INCORPORATED

CHARTER OF THE NOMINATING COMMITTEE

Friedman Industries, Incorporated (the “Company”) has established a Nominating Committee (the “Committee”). This Charter sets forth certain matters with respect to the Committee.

I.    Structure and Qualifications

The Committee shall consist of at least three directors appointed by the Board of Directors of the Company (the “Board”) and each member shall meet the definition of independence and all other requirements adopted from time to time by the U.S. Securities and Exchange Commission (the “SEC”) or Nasdaq.

II.    Meetings

The Committee shall meet at least one time each year and otherwise as frequently and at such times as necessary to carry out its responsibilities.

III.    Responsibilities

The Board has delegated the following authority to the Committee:

1.

The Committee shall work together with the Chairman of the Board and the Chief Executive Officer to identify and consider candidates to be nominated for election as directors. In connection therewith, the Committee shall consider that a majority of the members of the Board must qualify as independent as defined by Nasdaq rules. In addition, the Committee shall consider the following qualifications in assessing director candidates:

(a)	An understanding of business and financial affairs and the complexities of a business organization;

(b)	A record of competence and accomplishments through leadership in industry, education, the professions or government;

(c)	A genuine interest in representing all of the shareholders and the interest of the Company overall;

(d)	A willingness to maintain a committed relationship with the Company as a director;

(e)	A willingness and ability to spend the necessary time required to function effectively as a director;

(f)	A reputation for honesty and integrity; and

(g)	Such other additional qualifications as the Committee may establish from time to time, taking into account the composition and expertise of the entire Board.

2.

The Committee shall recommend to the Board (i) the nominees for directors to be elected at the Company’s annual meeting and (ii) individuals to be elected to fill any vacancies occurring on the Board from time to time.

3.	The Committee shall review potential conflicts of interest of directors which might interfere with Board service.

4.

The Committee shall make determinations, with the advice of legal counsel, concerning the “independence” of Board members for corporate governance purposes and to make other determinations as required under SEC and Nasdaq rules and regulations.

5.	The Committee shall review the appropriateness of continued Board membership of a director who experiences a change in employment, board membership of another company or other relevant matter.

6.	The Committee shall perform such other functions as required by law or SEC or Nasdaq requirements.

7.	The Committee shall report to the Board at least annually and at the Board meeting immediately following each meeting of the Committee.

ANNUAL MEETING OF SHAREHOLDERS OF

FRIEDMAN INDUSTRIES, INCORPORATED

September 22, 2026

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The accompanying Proxy Statement, form of Proxy Card and a copy of our 2026 Annual Report to Shareholders are available at https://ir.friedmanindustries.com/annual-meeting

Please sign,date and mail your white proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630003030000000000 4 092226

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The Board of Directors recommends a vote "FOR ALL NOMINEES" in the election of Directors.

Proposal 1 - Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- O M. Taylor
- O M. Hanson
- O M. Reichenthal
- O S. Scott
- O S. Taylor
- O J. Williams

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. The Board of Directors recommends a vote "FOR" Proposal 2.

Proposal 2 - To approve the following non-binding, advisory resolution: "Resolved, that the shareholders approve the compensation of the Company's Named Executive Officers as disclosed in the Company's Proxy Statement dated July 28, 2026 pursuant to the disclosure rules of the U.S. Securities & Exchange Commission (which disclosure includes the Summary Compensation Table and related discussion)."

FOR ☐ AGAINST ☐ ABSTAIN ☐

3. The Board of Directors recommends a vote "FOR" Proposal 3.

FOR ☐ AGAINST ☐ ABSTAIN ☐

4. The Board of Directors recommends a vote "FOR" Proposal 4.

Proposal 4 - To approve an amendment of the Company's Articles of Incorporation to allow shareholders to amend the Company's Bylaws.

FOR ☐ AGAINST ☐ ABSTAIN ☐

5. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment thereof.

For additional disclosure, please see the Notice of Annual Meeting of Shareholders and the Proxy Statement dated July 28, 2026 relating to such meeting, receipt of which is hereby acknowledged.

Unless otherwise directed by the shareholder, this proxy will be voted "FOR ALL NOMINEES" in Proposal 1 and "FOR" Proposals 2, 3, and 4. Any proxy or proxies heretofore given by the undersigned are hereby revoked. Please sign below and return in the enclosed envelope.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FRIEDMAN INDUSTRIES, INCORPORATED

PROXY – ANNUAL MEETING OF SHAREHOLDERS – SEPTEMBER 22, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Friedman Industries, Incorporated (the "Company") hereby appoints Alex LaRue and Michael J. Taylor, and each of them, proxies of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held in the offices of Norton Rose Fulbright US LLP, 1550 Lamar, Suite 2000, Houston, Texas 77010, on Tuesday, September 22, 2026, at 9:00 a.m. (Central Time), and at any adjournment thereof, the number of votes which the undersigned would be entitled to cast if personally present.

(Continued and to be signed on the reverse side)

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